UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

April 18, 2013 (April 12, 2013)
Date of report (Date of earliest event reported)

Gramercy Property Trust Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On April 12, 2013, Gramercy Capital Corp. (the "Company") filed an amendment to its Articles of Amendment and Restatement changing its name from Gramercy Capital Corp. to Gramercy Property Trust Inc.

Item 8.01. Other Events.

As discussed in Item 3.03 above, the Company issued a press release, dated April 15, 2013, announcing its name change, the change of its New York Stock Exchange ticker symbol from "GKK" to "GPT" and the launch of its new website: www.gptreit.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

3.1	Articles of Amendment to the Articles of Amendment and Restatement of Gramercy Property Trust Inc.
99.1	Press Release of Gramercy Property Trust Inc., dated April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2013

GRAMERCY PROPERTY TRUST INC.

By:	/s/ Jon W. Clark
Name: Jon W. Clark
Title: Chief Financial Officer